COMMITMENTS AND CONTINGENCIES	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
COMMITMENTS AND CONTINGENCIES
Commitments And Contingencies

NOTE 7. COMMITMENTS AND CONTINGENCIES

Simdax license agreement

On November 13, 2013, the Company acquired, through its wholly-owned subsidiary, Life Newco, that certain License, dated September 20, 2013, as amended on October 9, 2020 and January 25, 2022, by and between Phyxius and Orion, and that certain Side Letter, dated October 15, 2013 by and between Phyxius and Orion. The License grants the Company an exclusive, sublicensable right to develop and commercialize pharmaceutical products containing levosimendan in the Territory and, pursuant to the October 9, 2020 and January 25, 2022 amendments, also includes two product dose forms containing levosimendan, in capsule and solid dosage form, and a subcutaneously administered product containing levosimendan, subject to specified limitations in the License. Pursuant to the License, the Company and Orion will agree to a new trademark when commercializing levosimendan in either of these forms.

The License also grants the Company a right of first refusal to commercialize new developments of the Product, including developments as to the formulation, presentation, means of delivery, route of administration, dosage or indication (i.e., line extension products).

As of September 30, 2022 and September 30, 2021, the Company has not met any of the developmental milestones under the License and, accordingly, has not recorded any liability for the contingent payments due to Orion.

NOTE G-COMMITMENTS AND CONTINGENCIES

Operating Leases

As described above in “NOTE B”, the Company adopted ASC 842 as of January 1, 2019. Prior period amounts have not been adjusted and continue to be reported in accordance with the Company’s historic accounting under ASC 840.

In January 2011, the Company entered into a lease with Concourse Associates, LLC for its headquarters in Morrisville, North Carolina (the “Lease”). The Lease was amended in August 2015 to extend the term for the 5,954 square foot rental. The current term began on March 1, 2016 and continued for 64 months to June 30, 2021. Rent payments began on July 1, 2016, following the conclusion of a four-month rent abatement period. The Company has two five-year options to extend the Lease and a one-time option to terminate the Lease thirty-six months after the commencement of the initial term if no additional space became available. On April 2, 2021, the Company negotiated a 3-year extension to the existing lease term, commencing July 1, 2021 (the “Commencement Date”). Beginning on the Commencement Date, the annual base rent was increased to $125,034 and will increase 2.5% annually for lease years 2 and 3.

The Company performed an evaluation of its other contracts with customers and suppliers in accordance with ASC 842, Leases, and determined that, except for the Lease described above, none of the Company’s contracts contain a lease.

The balance sheet classification of our lease liabilities was as follows:

	December 31, 2021	December 31, 2020
Current portion included in accrued liabilities	$107,192	$60,379
Long term lease liability	183,589	-
	$290,781	$60,379

As of December 31, 2021, the maturities of our operating lease liabilities were as follows:

Year ending December 31,
2022	$126,612
2023	129,797
2024	65,702

Total lease payments	$322,111
Less: Imputed interest	(31,330)
Operating lease liability	$290,781

Simdax license agreement

On November 13, 2013, the Company acquired, through its wholly-owned subsidiary, Life Newco, that certain License Agreement, dated September 20, 2013, as amended on October 9, 2020 and January 25, 2022, by and between Phyxius and Orion (as amended, the “License”), and that certain Side Letter, dated October 15, 2013 by and between Phyxius and Orion. The License grants the Company an exclusive, sublicenseable right to develop and commercialize pharmaceutical products containing levosimendan in the United States and Canada (the “Territory”) and, pursuant to the October 9, 2020 amendment, also includes two product dose forms containing levosimendan, in capsule and solid dosage form, and a subcutaneously administered product containing levosimendan, subject to specified limitations in the License (together, the “Product”). Pursuant to the License, the Company and Orion will agree to a new trademark when commercializing levosimendan in either of these forms.

The License also grants the Company a right of first refusal to commercialize new developments of the Product, including developments as to the formulation, presentation, means of delivery, route of administration, dosage or indication (i.e., line extension products).

Orion’s ongoing role under the License includes sublicense approval, serving as the sole source of manufacture, holding a first right to enforce intellectual property rights in the Territory, and certain regulatory participation rights. Orion must notify the Company before the end of 2024 if it chooses not to exercise its right to supply oral formulations of levosimendan to the Company for commercialization in the Territory. Additionally, the Company must grant back to Orion a broad non-exclusive license to any patents or clinical trial data related to the Product developed by the Company under the License. The term of the License extends until 10 years after the launch of the Product in the Territory, provided that the License will continue after the end of the term in each country in the Territory until the expiration of Orion’s patent rights in the Product in such country. In the event that no regulatory approval for the Product has been granted in the United States on or before September 20, 2030, however, either party will have the right to terminate the License with immediate effect.

Pursuant to the terms of the License, on November 13, 2013, the Company paid to Orion a non-refundable up-front payment in the amount of $1.0 million. The License also includes the following development milestones for which the Company must make non-refundable payments to Orion no later than 28 days after the occurrence of the applicable milestone event: (1) $2.0 million upon the grant of United States Food and Drug Administration approval, including all registrations, licenses, authorizations and necessary approvals, to develop and/or commercialize the Product in the United States; and (2) $1.0 million upon the grant of regulatory approval for the Product in Canada. Once commercialized, the Company is obligated to make certain non-refundable commercialization milestone payments to Orion, aggregating to up to $13.0 million, contingent upon achievement of certain cumulative net sales amounts in the Territory. The Company also must pay Orion tiered royalties based on net sales of the Product in the Territory made by the Company and its sublicensees. After the end of the License term, the Company must pay Orion a royalty based on net sales of the Product in the Territory for as long as the Company sells the Product in the Territory.

As of December 31, 2021, the Company has not met any of the developmental milestones under the License and, accordingly, has not recorded any liability for the contingent payments due to Orion.

Litigation

The Company is subject to litigation in the normal course of business, none of which management believes will have a material adverse effect on the Company’s consolidated financial statements.